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                                                                   EXHIBIT 23.09


                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We consent to the inclusion in this post-effective amendment number three to the Registration Statement on Form S-1 (File No. 33-95318) of our report dated October 22, 1996, on our audits of the consolidated financial statements and financial statement schedule of Portola Packaging, Inc. We also consent to the reference to our firm under the caption "Experts."


                                          COOPERS & LYBRAND L.L.P.


San Jose, California
April 29, 1997